As filed with the Securities and Exchange Commission on June 20, 1996
                                                 Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                              SPECTRIAN CORPORATION
             (Exact name of Registrant as specified in its charter)

       California                                            77-0023003
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)
                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
   (Address and telephone number of Registrant's principal executive offices)

                             ----------------------

                                 1992 STOCK PLAN
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plans)

                             ----------------------

                             Edward A. Supplee, Jr.
              Executive Vice President, Finance and Administration,
                      Chief Financial Officer and Secretary
                              Spectrian Corporation
                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (415) 745-5400
            (Name, address and telephone number of agent for service)

                             ----------------------

                                    Copy to:

                             CHRIS F. FENNELL, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304

                             ----------------------



                         CALCULATION OF REGISTRATION FEE


                                                          Proposed                Proposed
      Title of                                             Maximum                 Maximum
     Securities                     Amount                Offering                Aggregate              Amount of
        to be                        to be                Price Per               Offering              Registration
     Registered                   Registered               Share(1)               Price(1)                   Fee
=========================================================================================================================

Common Stock, no par
value, to be issued under
the 1992 Stock Plan             625,000 shares            $17.75                11,093,750              $ 3,826

Common Stock, no par
value, to be issued under
the 1994 Employee Stock
Purchase Plan                    25,000 shares            $17.75                   443,750              $   153
=========================================================================================================================

                                                                                             TOTAL      $3,979.00

(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low sales prices for the Common Stock as reported on the Nasdaq National Market on June 17, 1996.


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


         The contents of the Registrant's Form S-8 Registration Statements (Registration No. 33-83832 and 333-1046) as filed with the Commission on September 8, 1994 and February 5, 1996 respectively, are incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits

         Exhibit
         Number                         Documents
         ------                         ---------

           4.1 1992 Stock Plan, as amended

           4.2 1994 Employee Stock Purchase Plan, as amended

           5.1 Opinion of counsel as to legality of securities being registered

          23.1 Consent of Counsel (contained in Exhibit 5.1)

          23.2 Consent of Independent Auditors

          24.1 Power of Attorney (see page 3)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Spectrian Corporation, a corporation organized and existing under the laws of the State of California, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 20th day of June, 1996.


                      SPECTRIAN CORPORATION


                      By: /S/ EDWARD A. SUPPLEE, JR.
                         ------------------------------------------------------
                          Edward A. Supplee, Jr.
                          Executive Vice President, Finance and
                          Administration, Chief
                          Financial Officer and Secretary

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Garrett A. Garrettson. and Edward A. Supplee, Jr., and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                                        Title                                         Date
       ---------                                        -----                                         ----

 /S/ GARRETT A. GARRETTSON                      President, Chief Executive Officer and             June 20, 1996
- ---------------------------                     Director (Principal Executive Officer)
(Garrett A. Garrettson)


 /S/ EDWARD A. SUPPLEE, JR.                     Executive Vice President, Finance and              June 20, 1996
- ---------------------------                     Administration, Chief Financial Officer
(Edward A. Supplee, Jr.)                        and Secretary (Principal Financial and
                                                Accounting Officer)


/S/ DAVID S. WISHERD                            Executive Vice President, Chief Technical          June 20, 1996
- ---------------------------                     Officer and Chairman of the Board of
(David S. Wisherd)                              Directors


 /S/ JAMES A. COLE                              Director                                           June 20, 1996
- ---------------------------
(James A. Cole)


 /S/ MARTIN COOPER                              Director                                           June 20, 1996
- ---------------------------
(Martin Cooper)


/S/ ROBERT C. WILSON                            Director                                           June 20, 1996
- ---------------------------
(Robert C. Wilson)


                                                Director
- ---------------------------
(Eric A. Young)


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          ----------------------------

                                    EXHIBITS

                          ----------------------------


                       Registration Statement on Form S-8

                              SPECTRIAN CORPORATION

                                  June 20, 1996

                              SPECTRIAN CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


Exhibit
Number                   Description                                        Page
- -------                  -----------                                        ----
  4.1     1992 Stock Plan, as amended .....................................

  4.2     1994 Employee Stock Purchase Plan ...............................

  5.1     Opinion of counsel as to legality of securities being registered

  23.1    Consent of Counsel (contained in Exhibit 5.1) ...................

  23.2    Consent of Independent Auditors .................................

  24.1    Power of Attorney (contained in page 3) .........................